AMERICAN CENTURY
                            CAPITAL PORTFOLIOS, INC.

                             PROSPECTUS SUPPLEMENT
                       American Century Real Estate Fund
                        Supplement dated March 17, 1998
                       Prospectus dated February 17, 1998

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested that the following matters be submitted to shareholders of the fund for approval at a special meeting of shareholders to be held on May 20, 1998:


1. To vote on the approval of a New Subadvisory Agreement with RREEF America, L.L.C.;

2.  To elect a Board of Directors of nine members; and

3.  To ratify the selection of Deloitte & Touche LLP as independent auditors.


The record date for the meeting is March 13, 1998. If you own shares of the fund as of the close of business on that date, you will be entitled to vote at the meeting. Proxy materials containing more information about these proposals are expected to be first sent to shareholders on or about March 20, 1998. If approved by shareholders, the Proposals would become effective immediately.

                            [american century logo]
                                    American
                                 Century(reg.sm)


                                P.O. Box 419200
                             Kansas City, Missouri
                                   64141-6200
                         1-800-345-2021 or 816-531-5575

SH-SPL-11980 9803